Earnings Conference Call First Quarter 2013 1 Exhibit 99.2

Cautionary Statement 2 Information Current as of May 1, 2013 Except as expressly noted, the information in this presentation is current as of May 1, 2013 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance, statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the Company’s Integrated Resource Plan and related future capital expenditures, statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; statements regarding the outcome of any legal or regulatory proceeding; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including the reductions in demand for electricity and the sale of excess energy during periods of low wholesale market prices; operational risks relating to the Company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; failure to complete projects on schedule and within budget, or the abandonment of capital projects, which could result in the Company’s inability to recover project costs; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this presentation are based on information available to the Company on the date hereof and such statements speak only as of the date hereof. The Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the Company’s most recent Annual Report on Form 10-K and the Company’s reports on Forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time.

Leadership Presenting Today 3 Jim Lobdell Senior Vice President, Finance, CFO & Treasurer Jim Piro President & CEO

On Today’s Call 4  Operating Performance  Economic Outlook  Strategic Initiatives Update  General Rate Case  Financial Update  2013 Outlook

Q1 2013 Earnings Results Q1 $0.65 Q1 $0.65 Q2 $0.34 Q3 $0.50 Q4 $0.38 $1.87 2012 EPS 2013E EPS 5 NI in millions Q1 2012 Q1 2013 2012 Actuals 2013 Guidance Net Income $49 $49 $141 $140 - $151 EPS $0.65 $0.65 $1.87 $1.85 - $2.00 $1.85-$2.00

Operational Excellence 6  Q1 2013 generating plant availability: 97%  1st quartile in system power quality and reliability metrics  Continuous improvements and efficiency

Economic Outlook 7 Growth in Operating Area  2nd in nation for in-migration  Unemployment rate of 7.3% in core operating area  Industrial sector load growth of about 2% in Q1 2013  Improved housing market

Capacity RFP – Results Peaking Capacity  Port Westward Unit 2 selected  220 MW natural gas plant  $300-$310 million (excluding AFDC)  Start of construction: 2013  Expected online: Q1 2015  $5-$6 million in debt and equity AFDC in 2013(1) Seasonal Capacity  200 MW bi-seasonal (winter and summer) peaking supply (PPA)  150 MW winter-only peaking supply (PPA)  In negotiations to select resources to meet these needs 8 $162 $119 $21 2013 2014 2015 PW2 CapEx ($ million) 1) AFDC debt and equity based on a 7.5% blended rate

Baseload Energy and Renewables RFPs 9 Baseload Energy RFP  300-500 MW resource  Short list includes PPAs and PGE ownership options  In negotiations with top performing bidder  Final resource selection: mid-year  Target online date: 2014-2017 Renewable RFP  100 MWa of renewable energy  Short list includes PPAs and PGE ownership options  In negotiations with top performing bidder  Final resource selection: mid-year  Target online date: 2014-2017

Cascade Crossing Transmission Project 10 Cascade Crossing  MOU with BPA signed January 2013  500 kV line, approximately 120 miles; exploring investments in BPA’s system and asset exchanges  Full project scope, as described in the MOU, expected to cost at least $800 million  Working to find a collaborative, regional solution to provide up to 2,600 MW of transmission capacity  Expected scope, timing, and estimated costs will be clearer by the end of the year

General Rate Case: 2014 Test Year Drivers of 2014 GRC in millions Capital investments (generation, technology) $39 Pension, health and wellness expense $27 Updated wind capacity factors $13 Plant operations and maintenance $11 Customer service initiatives $10 Regulatory requirements (CIP, Cyber Security) $5  Filed February 15, 2013  Average overall price increase: 6%  Return on Equity (ROE): 10%  Cost of Capital: 50% debt, 50% equity  Rate base: $3.13 billion  $105 million revenue requirement increase requested  New customer prices effective January 1, 2014 11

First Quarter Financial Results Quarter over Quarter Drivers of Net Income Reduced power costs Lower storm restoration expense Decreased interest expense Lower retail revenues Higher income taxes 12 NI in millions Q1 2012 Q1 2013 2012 Actuals 2013 Guidance Net Income $49 $49 $141 $140 - $151 EPS $0.65 $0.65 $1.87 $1.85 - $2.00

Retail Revenues and Power Costs 13 Q1 2012: $5 million below baseline PCAM Results in millions Q1 2012 Q1 2013 Total Revenues $479 $473 Power Costs $195 $192 Q1 2013: $1 million below baseline

O&M, Depreciation, and Income Taxes 14 in millions Q1 2012 Q1 2013 2011 2012 Production & Distribution $53 $51 $201 $211 Administrative & General $54 $54 $218 $216 Total O&M $107 $105 $419 $427 Depreciation & Amortization $62 $62 $227 $248 Interest Expense $28 $25 $58 $64 Income Taxes $15 $17

Liquidity and Financing Senior Secured Senior Unsecured Outlook S&P A- BBB Stable Moody’s A3 Baa2 Positive Credit Ratings Total Liquidity as of 3/31/13 (in millions) Lines of Credit $700 Commercial Paper $0 Letters of Credit $(52) Cash $33 Available $681 15 $69 $108 $68 $81 $92 2012 2013E Q4 Q3 Q2 Q1 Capital Expenditures $505-$525 $310

2013 Earnings Guidance Affirmed 16 2013 EPS Guidance: $1.85 to $2.00 per share  Load growth at the lower end of our initial range of 0.5% to 1% over 2012 weather-adjusted levels  Slightly below normal hydro, wind generation from updated forecasts  D&A expense between $240 - $250 million  O&M between $440 - $460 million Assumptions for FY 2013  Capital expenditures between $505 - $525 million  $5 - $6 million in AFDC debt and equity for Port Westward Unit 2